Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Short-Intermediate Bond Fund

Supplement dated February 24, 2014 to the

Prospectus and Summary Prospectus dated December 27, 2013

The BMO Funds, Inc. Board has approved, subject to shareholder approval, a subadvisory agreement for the BMO Short-Intermediate Bond Fund (the “Fund”) between BMO Asset Management Corp. (the “Adviser”) and Taplin, Canida & Habacht, LLC (“TCH”), effective March 31, 2014.  Under the subadvisory agreement, TCH will provide investment advisory services to the Fund under the Adviser’s oversight.  Shareholders of record on February 14, 2014 will receive a proxy statement discussing the Board’s consideration of TCH as the new subadviser for the Fund, the terms of the subadvisory agreement, and requesting that shareholders approve the subadvisory agreement with TCH.

The Adviser and TCH are affiliated companies under common control of the Bank of Montreal, and the members of the Fund’s investment team serve as officers of both the Adviser and TCH.  The Fund’s investment objective, principal investment strategies, and risks will remain the same and the Fund’s current investment team will continue to manage the Fund as officers of TCH.

Contingent on receiving shareholder approval of the subadvisory agreement, the Board also approved a change of the Fund’s name to the BMO TCH Intermediate Income Fund.

Thank you for your investment in the BMO Funds.  Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.